Deferred consideration	12 Months Ended
Dec. 31, 2025
Deferred Consideration
Deferred consideration

16	Deferred consideration

	2025 £’000	2024 £’000	2023 £’000
Current
Opening provision at 1 January	1,844	–	–
On acquisition of licence	–	1,997	–
Payments	(689)	(274)	–
Interest expense	159	144	–
Foreign exchange	(106)	(23)	–
	1,208	1,844	–
Less: non-current portion	645	1,306	–
Current portion	563	538	–

On 25 April 2024 the Company entered into a LCA with Emtora, relating to the license of eRapa. Under the LCA the Company is obligated to make quarterly payments to Emtora of $0.25 million less 75% of any research sales by Emtora until the handover trigger event occurs. The obligation meets the definition of a financial liability in accordance with IAS32 and is measured at fair value in accordance with IFRS9.

This financial liability is measured on Level 3, the fair value is derived using a discounted cash flow approach. The discount rate applied to the obligation was 11.64% (2024: 11.64%).

A 1% increase or decrease in the discount rate would decrease or increase the liability by approximately £0.13 million (2024: £0.03 million) and £0.01 million (2024: £0.03 million), respectively. An increase in the liability would result in a loss in the revaluation of financial instruments, while a decrease would result in a gain.

There were no transfers between Level 1 and 2 in the period.